UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               -------------------

Date of report (Date of earliest event reported)  October 3, 2005
                                                  ------------------------------

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

Nevada                                          333-87224                                    98-0372780
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(State or Other Jurisdiction                   (Commission                                (IRS Employer
of Incorporation)                              File Number)                          Identification No.)
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1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (805) 480-1994
                                                    ----------------------------

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01      Entry into a Material Definitive Agreement.

Letter Agreement with James Frey

On October 3, 2005, Electronic Sensor Technology, Inc. (the "Registrant") entered into a letter agreement (the "Letter Agreement") with James Frey, Chairman of the Board of Directors of the Registrant, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Letter Agreement memorialized an agreement between Mr. Frey and the Registrant that a prior letter agreement dated February 21, 2005 (and an addendum thereto dated April 1, 2005) did not satisfy certain assurances made to Mr. Frey regarding equity compensation to induce Mr. Frey to serve as Chairman of the Board of Directors of the Registrant, and that, since there was no meeting of the minds, such letter agreement is null and void and Mr. Frey and the Registrant shall be restored to their respective positions prior to the execution and delivery of the February 21, 2005 letter agreement. The February 21, 2005 letter agreement and addendum thereto are attached hereto as Exhibits 10.2 and 10.3, respectively. The Letter Agreement also provides that Mr. Frey will continue to serve as Chairman of the Board of Directors of the Registrant until such time, if any, as (i) Mr. Frey and the Registrant shall enter into a new agreement,
(ii) Mr. Frey resigns or is replaced as Chairman of the Board of Directors or
(iii) Mr. Frey ceases being a director of the Registrant.

Grant of Stock Options

On October 7, 2005, the following non-qualified stock options to acquire stock of the Registrant were granted to Mr. Frey at an exercise price of $0.64 per share, under the Registrant's 2005 Stock Incentive Plan. Mr. Frey's stock options will vest as follows: one quarter of the options will vest on March 8, 2006, one quarter on September 8, 2006, one quarter on March 8, 2007 and one quarter on September 8, 2007. The option grant was evidenced by a Notice of Grant of Stock Options and Option Agreement substantially in the form attached as Exhibit 10.2 to the annual report of the Registrant on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the Commission on April 15, 2005.


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
                                                                                            Number of Stock
Name of Optionee                Title                            Type of Stock Options      Options
------------------------------  -------------------------------  -------------------------  -------------------
James Frey                      Chairman of the Board of
                                Directors                        Non-Statutory              250,000
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Repricing of Stock Options

On October 7, 2005, pursuant to an action taken by the Board of Directors on September 8, 2005, the Registrant entered into a new Option Agreement with Matthew S. Collier, President and CEO of the Registrant, substantially in the form attached as Exhibit 10.2 to the annual report of the Registrant on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the Commission on April 15, 2005, pursuant to which Mr. Collier's existing 500,000 stock options, granted on May 26, 2005 at an exercise price of $1.50 per share were repriced at an exercise price of $0.64 per share.

Item 1.02      Termination of a Material Definitive Agreement.

On October 3, 2005, the Registrant entered into a letter agreement (the
"Letter Agreement") with James Frey, Chairman of the Board of Directors of the Registrant, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Letter Agreement memorialized an agreement between Mr. Frey and the Registrant that a prior letter agreement dated February 21, 2005 (and an addendum thereto dated April 1, 2005) did not satisfy certain assurances made to Mr. Frey regarding equity compensation to induce Mr. Frey to serve as Chairman of the Board of Directors of the Registrant, and that, since there was no meeting of the minds, such letter agreement is null and void and Mr. Frey and the Registrant shall be restored to their respective positions prior to the execution and delivery of the February 21, 2005 letter agreement. The February 21, 2005 letter agreement and addendum thereto are attached hereto as Exhibits
10.2 and 10.3, respectively. The Letter Agreement also provides that Mr. Frey will continue to serve as Chairman of the Board of Directors of the Registrant until such time, if any, as (i) Mr. Frey and the Registrant shall enter into a new agreement, (ii) Mr. Frey resigns or is replaced as Chairman of the Board of Directors or (iii) Mr. Frey ceases being a director of the Registrant.

Item 9.01.     Financial Statements and Exhibits.

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
Exhibit No.    Description
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10.1           Letter agreement dated as of October 3, 2005, between the Registrant and James Frey.

10.2           Letter agreement dated as of February 21, 2005, between the Registrant and James Frey.

10.3           Addendum dated as of April 1, 2005 to letter agreement dated February 21, 2005, between the Registrant and James
               Frey.
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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ELECTRONIC SENSOR TECHNOLOGY, INC.



Date: October 7, 2005                    By:       /s/ Matthew S. Collier
                                            ------------------------------------
                                             Name:     Matthew S. Collier
                                             Title:    President and Chief
                                                       Executive Officer